State Street Institutional Investment Trust
Exhibit 77Q3 (a)
811-09819

(i)	Within 90 days of the filing date of this Form N-SAR, Kathleen
C. Cuocolo,President, reviewed the Trusts disclosure controls and procedures and evaluated their effectiveness and that based on such a review and evaluation, determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the Trust in its periodic reports is recorded, processed, summarized and reported within the time periods required.

(ii)	There have not been any significant change in internal
controls or in other factors that could significantly affect internal controls subsequent to December 31, 2002.

(iii)  Certification:

I, Kathleen C. Cuocolo, certify that:

1.	I have reviewed this report on Form N-SAR of State
Street Institutional Investment Trust the registrant;

2.	Based on my knowledge, this report does not contain
any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial information included
in this report,and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations,changes in net assets, and cash flows if the financial statements are required to include a statement of cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrants other certifying officer and I are
responsible for establishing and maintaining disclosure controls and procedures as defined in rule 30a-2(c) under the Investment
Company Act for the registrant and have:

a.	designed such disclosure controls and procedures to ensure
that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;







b.	evaluated the effectiveness of the registrants
disclosure controls and procedures as of a date within 90 days prior to the filing date of this report the Evaluation Date; and
c.	presented in this report our conclusions about the
effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.	The registrants other certifying officer and I have
disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors or persons performing the equivalent functions:

a.	all significant deficiencies in the design or operation
of internal controls which could adversely affect the registrants ability to record, process, summarize, and report financial data and have identified for the registrants auditors any material weaknesses in internal controls; and
b.	any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrants internal controls; and

6.	The registrants other certifying officer and I have
indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  _______________			_______________________
						Kathleen C. Cuocolo
						President


I, Janine L. Cohen, certify that:

1.	I have reviewed this report on Form N-SAR of State Street
Institutional Investment Trust;

2.	Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial information included
in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows if the financial statements are required to include a statement of cash flows of the registrant as of, and for, the periods presented in this report;




4.	The registrants other certifying officer and I are
responsible for establishing and maintaining disclosure controls and procedures as defined in rule 30a-2(c) under the Investment
Company Act for the registrant and have:

a.	designed such disclosure controls and procedures to ensure
that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b.	evaluated the effectiveness of the registrants disclosure
controls and procedures as of a date within 90 days prior to the filing date of this report the Evaluation Date; and
c.	presented in this report our conclusions about the
effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.	The registrants other certifying officer and I have
disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors or persons performing the equivalent functions:

a.	all significant deficiencies in the design or operation of
internal controls which could adversely affect the registrants ability to record, process, summarize, and report financial data and have identified for the registrants auditors any material weaknesses in internal controls; and
b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants internal controls; and

6.	The registrants other certifying officer and I have indicated
 in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



	Date:  _______________			_______________________
							Janine L. Cohen
							Treasurer